April 22, 2025 Annual Shareholders’ Virtual Meeting Exhibit 99.1

Forward-Looking Statements The information disclosed in this document includes various forward-looking statements that are made by Norwood Financial Corp (the “Company”) in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates,” “projects,” “intends,” “estimates,” “expects,” “believes,” “plans,” “may,” “will,” “should,” “could,” and other similar expressions are intended to identify such forward-looking statements. The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change overtime. Actual results could differ materially from such forward-looking statements. Accordingly, you should not place undue reliance on forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: our inability to successfully reposition our fixed-income securities portfolio utilizing the proceeds from this offering, changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation and regulation affecting the financial services industry, government intervention in the U.S. financial system, changes in federal and state tax laws, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending activities, successful implementation, deployment and upgrades of new and existing technology, systems, services and products, customers’ acceptance of the Company’s products and services, and competition. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company cautions that the foregoing list of important factors is not exhaustive. The Company is not obligated to update and does not undertake to update any of its forward looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or made herein. Non-GAAP Disclaimer This presentation includes certain financial measures derived from consolidated financial data but not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP measures, when taken together with its financial results presented in accordance with GAAP, provide meaningful supplemental information regarding its operating performance and facilitate internal comparisons of its historical operating performance on a more consistent basis These non-GAAP financial measures however are subject to inherent limitations, may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as an alternative to GAAP measures. Please refer to the Appendix for reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures. Forward-Looking Statements & Disclaimers

Agenda 2024 Results Financial Strength and Stability Q1 2025 Results Employee Recognition 2025 Outlook

2024 Results and Milestones

2024 results exclude the one-time $20 million net realized loss incurred in the fourth quarter as a result of the repositioning of our investment portfolio. Please see “Non-GAAP Financial Measures” for a reconciliation of all non-GAAP financial measures. Adjusted net income1 decreased 6.9%, or $0.14 per share, as higher net interest income and total other income was more than offset by an increase in total other expenses Tangible Common Equity improved 107 bps year-over-year Completed capital raise that supports our long-term strategy and repositions our investment portfolio to improve our yield on the portfolio Capital continues to improve due to recent equity offering and market value adjustments on our investment portfolio 2024 Financial Results Performing well while we reposition our investment portfolio for more resilient yields in future periods

See appendix for Non-GAAP Reconciliation Key Performance Indicators: Performance Ratios / Balance Sheet Returns decreased in 2024 before increasing in Q1 2025 as our portfolio repositioning has improved yields and performance Total assets improved 5.3% to $2.3 billion Total Loans increased $110 million in 2024 $43 million increase in Retail Loans $11 million increase in Commercial Loans Deposits increased $64 million in 2024 $82 million increase in time deposits $18 million decrease in non-maturing deposits

Net Interest Margin Net interest margin decreased 15 basis points vs. the prior quarter due to higher deposit costs before the Federal Reserve cut interest rates During 2024 the net interest margin began to turn higher during the 2nd half of the year Our Efficiency Ratio increased over 2023 due to ongoing pressure on net interest income combined with increased expenses

Dividend Payout Increased cash dividend 3.33% in the fourth quarter of 2024 Dividend yield improved to 4.56% 33 consecutive years of annual dividend increases

Capital Strength We remain a well-capitalized bank after repositioning the portfolio for improved future performance In 2021, program announced to buy back up to 5% of outstanding shares; in 2024, over 16,000 shares of stock were repurchased Our capital base remains above “Well-Capitalized” targets which provides strength and stability

2024 results exclude the one-time $20 million net realized loss incurred in the fourth quarter as a result of the repositioning of our investment portfolio. Please see “Non-GAAP Financial Measures” for a reconciliation of all non-GAAP financial measures. Net income increased to $0.63 per share, primarily due to the actions taken in December 2024 to reposition our portfolio Return on assets improved to over 1.00% Net interest margin improved 30 bps over the prior quarter and 11 bps over the prior year Loans grew at a 13.5% annualized rate in Q1 Loans receivable were $1.771 billion, total deposits were $2.004 billion, and stockholders’ equity was $220.7 million Tangible Common Equity improved 136 bps year-over-year and 11 bps quarter-over-quarter Capital continues to improve on increased earnings and lower AOCI adjustment Capital raise and portfolio repositioning in 2024 are improving yields of the portfolio Q1 2025 Financial Results Performing well while we reposition our investment portfolio for more resilient yields in future periods

Employee Leadership: Our People Drive Our Success

Norwood FINANCIAL CORP

Industry Recognition

- Anna Van Acker, Assistant Vice President and Commercial Loan Officer, Pennsylvania Bankers Women in Banking Recognition of Excellence "Tomorrow's Promise Award"
- Kayla Dixon, Assistant Vice President and Consumer Lending Officer, KlariVis Banking in Brilliance Award
- Holly DiLeo, Mortgage Loan Officer, Pennsylvania Builders Association (PBA) Board of Directors appointment

Milestone Celebrations

- Gail Simpson, Head Teller, Roscoe Community Office, 54 years
- Laurie Bishop, Hawley Assistant Community Office Manager, 48 years
- Nancy Hart Senior Vice President, Controller, and Director of Operations, 45 years
- Barbara Ridd, Senior Vice President and Mortgage Underwriter, 35 years
- Karen Gasper, Senior Vice President and Regulatory Compliance Manager & BSA Officer, 25 years
- Employees celebrating twenty-,fifteen-, ten- and five-year anniversaries, +300 years

Promotions

- Steven Daniels, Executive Vice President and Director of Consumer Banking
- Ryan French to Executive Vice President and Director of Human Resources
- Tracie Young to Executive Vice President and Director of Risk
- Matthew Murphy, Senior Vice President and Mortgage Fulfillment Manager
- John Baker, Senior Vice President and Information Technology Manager
- Nicole Southard, Vice President and Central New York Regional Community Office Manager
- Vonnie Lewis, Vice President and Lakewood Community Office Manager

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Employee Leadership: Management and Board Appointments Board of Directors New Board member: Ronald R. Schmalzle; successful businessperson; Pike County Commissioner and President, Co-Owner, and General Manager of Recreation Management Corp,, consultant and former Executive Director for Camping Management Corp. Retiring from Board: Joseph W. Adams; joined Wayne Bank as Senior Vice President and Director of Wealth Management and Investment Services, leading Wealth Management and Trust Services department and Norwood Investment Corp. Leadership Team Cynthia Galloway, Vice President and Wealth Management Advisor and Operations Manager Tracie Young, Director of Risk Deborah Kennedy, Vice President and Pennsylvania Retail Banking Market Manager Russell Rohan, Vice Presidents and Commercial Loan Officers Ronald Pool , Vice Presidents and Commercial Loan Officers Alissa Weiss , Assistant Vice President and Cash Management Officer Bobbie Gurnari, Forty Fort Community Office Manager, Christopher Moshinskie, Scranton Community Office Manager Jolene Steele, Geneva, Bank of the Finger Lakes Community Office Manager Mike Rollison, Senior Vice President and Commercial Loan Officer CFO Transition Retirement of William Lance: visionary leader with over forty-four years of experience; guided us through 14 years of growth and success; member of our executive management team and leader of finance division Appointment of John McCaffery: dynamic leader with over 30 years of experience in capital raising, M&A, growth and restructuring, compliance, and development of high performing teams; proven track record of success at multi-billion-dollar asset size financial institutions; previously served as CFO for two banks

We are in a great position to build on our 154-year legacy of trust and excellence We made significant progress in 2024, repositioning our portfolio to improve future performance and ensuring we can continue to provide: Strength. Security. Stability. We continue to pursue strategies that help us better serve our customer, employees, communities. and shareholders Growing and expanding our presence to improve customer accessibility to modern banking services, exemplified by the opening of our new Forty Fort, PA Community Office, as well as enhancing services such as wealth/trust, mortgage, and treasury management Supporting our employees so they can better support our customers and communities We Have Built A Strong Foundation For A Bright Future In 2025 And Beyond 2025 Outlook: Building Momentum to a Brighter Future Key Tenets for Success Customers Employees Community Shareholders

Thank You

Appendix

Non-GAAP Financial Measures

Non-GAAP Financial Measures

Non-GAAP Financial Measures